Exhibit 32.1

Certification by Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) of 21Shares Polkadot ETF (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Russell Barlow, the Chief Executive Officer of 21Shares US LLC, Sponsor of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2026	By	/s/ Russell Barlow
	Name:	Russell Barlow
	Title:	Chief Executive Officer
21Shares US LLC,
Sponsor of 21Shares Polkadot ETF